Accrued expenses (Tables)	6 Months Ended
Jun. 30, 2024
Payables and Accruals [Abstract]
Schedule of accrued expenses
Accrued expenses comprise of:

	June 30, 2024	December 31, 2023
(in $ thousands)
Accrued interest(1)	5,453	1,318
Cash distributions payable(2)	1,756	—
Accrued operating expenses	1,525	724
Other accrued expenses(3)	488	489
Total	9,222	2,531

(1) Accrued interest pertains to unpaid interest on the sale and leaseback facilities for “Mount Bandeira”, “Mount Elbrus”, “Mount Hua”, “Mount Matterhorn”, “Mount Neblina”, “Mount Denali”, “Mount Aconcagua” and “Mount Emai”. Bareboat payments on the lease for these vessels are paid in arrears. Six vessels were delivered in the six months ended June 30, 2024 which contributed to the increase in accrued interest at June 30, 2024.

(2) In June 2024, the Board approved a cash distribution of $0.04 per share for May 2024 which was paid in July 2024.
(3) Other accrued expenses include accruals for commissions, audit, legal and management fees.